                                                                    Exhibit (23)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements of Cooper Tire & Rubber Company listed below, and in the related Prospectuses, of our reports dated February 10, 2006, with respect to the consolidated financial statements and schedule of Cooper Tire & Rubber Company, Cooper Tire & Rubber Company management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Cooper Tire & Rubber Company, included in this Annual Report (Form 10-K/A) for the year ended December 31, 2005:

Form S-3                   No. 33-44159          $200,000,000 aggregate principal amount of the Company's Debt Securities
                           No. 333-89149         Registration of securities not to exceed an initial public offering price of $1,200,000,000

Form S-8                   No. 2-58577           Thrift and Profit Sharing Plan
                           No. 33-35071          Texarkana Pre-Tax Savings Plan
                           No. 33-47980          1991 Stock Option Plan for Non-Employee Directors
                           No. 33-47981          Pre-Tax Savings Plan at the Findlay Plant
                           No. 333-09619         1996 Stock Option Plan
                           No. 333-83311         Pre-Tax Savings Plan (Clarksdale)
                           No. 333-83309         1998 Employee Stock Option Plan
                                                 1998 Incentive Compensation Plan

                           No. 333-83589         1998 Non-Employee Directors Compensation Deferral Plan
                           No. 333-84815         Thrift & Profit Sharing Plan
                           No. 333-84813         Texarkana Pre-Tax Savings Plan
                           No. 333-84811         Pre-Tax Savings Plan at the Findlay Plant
                           No. 333-103007        2001 Incentive Compensation Plan
                           No. 333-113315        Pre-Tax Savings Plan at the Auburn Plant, Pre-Tax
                                                 Savings Plan (Bowling
                                                 Green -- Hose), Pre-Tax
                                                 Savings Plan (Bowling Green
                                                 -- Sealing), Pre-Tax
                                                 Savings Plan (Clarksdale),
                                                 Pre-Tax Savings Plan at the
                                                 El Dorado Plant, Pre-Tax
                                                 Savings Plan at the Findlay
                                                 Plant, Texarkana Pre-Tax
                                                 Savings Plan

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           ERNST & YOUNG LLP

Toledo, Ohio
February 24, 2006

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